INCOME TAXES (Schedule of reconciliation of the expected US tax (benefit) / expense to income taxes) (Details) (USD $)	12 Months Ended
Dec. 31, 2014
Reconciliation of the expected US tax (benefit) / expense to income taxes
Expected tax expense/(benefit) at US Statutory rate	$ (2,733,298)
Meals and entertainment	7,906
Stock for Services	(129,180)
2013 Return to Provision	123,640
State tax, net of federal benefit	146,161
Change in valuation allowance	(2,829,599)
Total Income Tax Expense	$ (5,414,370)
Reconciliation of the expected US tax (benefit) / expense to income taxes, percent
Expected tax expense/(benefit) at US Statutory rate, percent	35.00%
Meals and entertainment, percent	(0.10%)
Stock for Services, percent	1.70%
2013 Return to Provision, percent	(1.60%)
State tax, net of federal benefit, percent	(1.90%)
Change in valuation allowance, percent	36.20%
Total Income Tax Expense, percent	69.30%